SCHEDULE 14A-1 INFORMATION

            Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934

Filed by the Registrant                 [X]
Filed by a party other than Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[ ]  Definitive Additional materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
14a-12

                     nSTOR TECHNOLOGIES, INC.
         (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11:

     (1)  Title of each class of securities to which transaction applies:
          _____________________________________________

     (2)  Aggregate number of securities to which transaction
applies:
          ______________________________________________

     (3)  Per unit price or other underlying value of transaction computed
          pursuant to Exchange Act Rule 0-11 (Set forth the
amount on which
          the filing fee is calculated and state how it was
determined):
          __________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          __________________________________________________

     (5)  Total fee paid:
          __________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
          __________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          __________________________________________________

     (3)  Filing Party:
          __________________________________________________

     (4)  Date Filed:
          __________________________________________________

               1998 ANNUAL MEETING OF STOCKHOLDERS
                                OF
                     nSTOR TECHNOLOGIES, INC.

                      ----------------------
                        Supplement No. 1
                      ----------------------

                     to Proxy Statement and
                     Notice of Annual Meeting
                     each dated May 13, 1998
                     nStor Technologies, Inc.

     This Supplement No. 1 to Proxy Statement ("Supplement") is furnished inconnection with the solicitation by the Board of Directors of nStor Technologies, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.05 per share (the "Common Stock"), for use at the 1998 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., local time, on Monday, June 8, 1998, at the Embassy Suites, 225 East Altamonte Drive, Altamonte Springs, Florida 32701, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting").

     This Supplement provides information not included in the Proxy Statement and Notice of Annual Meeting dated May 13, 1998
(the "Proxy Statement"). The approximate date that this Supplement and the enclosed proxy are first being sent to stockholders is May 27, 1998.

     The Supplement contains a REVISED proxy card. The proxy is solicited on behalf of the Company's Board of Directors. Please note the following with respect to the enclosed REVISED proxy card:

          If you have not completed and returned the ORIGINAL proxy card that was included with the Proxy Statement, please do not use the ORIGINAL proxy card. Use the enclosed REVISED proxy card instead;

          If you have already completed and returned the ORIGINAL proxy card that was included with the Proxy Statement and DO NOT wish to change your vote, you may do nothing; you do not need to vote again using the REVISED proxy card; and

          If you have already completed and returned the ORIGINAL proxy card DO WISH to change your vote, you may vote again using the REVISED proxy card; the REVISED proxy card will serve to revoke the proxy that you previously submitted on the ORIGINAL proxy card, and your vote on the REVISED proxy card will be counted instead.

     Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting. The cost of preparing, assembling and mailing this Supplement and the enclosed REVISED proxy is to be borne by the Company.

     Stockholders who would like an additional copy of the Proxy Statement may contact the Company to receive a free copy. The Company's executive offices are located at 100 Century Boulevard, West Palm Beach, Florida 33417, and its telephone number is (561) 640-3103.

           Additional Information Related to Proposal 3

     As described in the Proxy Statement, in a private placement of equity securities completed on April 16, 1998 (the "1998 Private Placement"), the Company sold to three institutional investors and to H. Irwin Levy, a director of the Company, a total of 3,500 shares of the Series A Preferred Stock and issued warrants to purchase a total of 280,000 shares of Common Stock (the "Warrants"). The Company received gross proceeds of $3,500,000 and net proceeds of approximately $3,305,000 (including $1,000,000 placed in escrow (see the Proxy Statement section entitled "Consequences if Stockholder Approval Not Obtained")) after the payment of brokerage fees and transaction expenses. The 1998 Private Placement was necessary to enable the Company to meet its currently existing financial obligations as they come due and to function as a going concern.

Change to Terms of 1998 Private Placement

     The investors in the 1998 Private Placement have agreed to exchange the shares of Series A Preferred Stock purchased by them for Series B Preferred Stock of the Company. Series B Preferred Stock is identical in all respects to the Series A Preferred Stock described in the Proxy Statement (including the right to convert shares of Series A Preferred Stock into Common Stock) except that the Series B Preferred Stock provides the Company the right to redeem the Series B Preferred Stock under certain circumstances. Specifically, if the conversion price of the Series B Preferred Stock is $0.77 or less when the holder of the Series B Preferred Stock seeks to convert all or any part of the Preferred Stock into Common Stock, then the Company will have the right to redeem all or any part of the Series B Preferred Stock instead of converting it. If the Company redeems the Series B Preferred Stock, the redemption price will be equal to 130% of the purchase price of the Series B Preferred Stock, payable in cash. If the conversion price is higher than $0.77 at the time the investor gives the Company a notice of conversion, then the Company will have no right of redemption.

Recommendation of the Company's Board of Directors

     The Company's Board of Directors believes that the exchange of Series B Preferred Stock for Series A Preferred Stock is in the best interests of the Company. The Series A Preferred Stock is theoretically convertible into an unlimited number of shares of Common Stock, which could have a substantial dilutive effect on the holders of Common Stock prior to such issuance. The lower the conversion price, the greater the number of shares of Common Stock that are issuable upon conversion. See "Effects of 1998 Private Placement on Holders of Common Stock" contained in the Proxy Statement. Under the terms of the Series B Preferred Stock, when the conversion price falls to $0.77 or lower, the Company will have the right to redeem the shares rather than issue additional shares of Common Stock.

Other Considerations

     If the Company's right to redeem shares of Series B Preferred Stock is exercised, the redemption price is payable in cash in an amount equal to 130% of the price that the holder paid for the Series B Preferred Stock. Such payment will reduce the amount of cash available to the Company for other purposes. In addition, if the Company has insufficient cash on hand, the Company will be unable to exercise the right of redemption, even if the Company would otherwise be able to do so.

     FOR THE REASONS DESCRIBED ABOVE AND IN THE PROXY STATEMENT,
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
STOCKHOLDERS VOTE FOR THE 1998 PRIVATE PLACEMENT PROPOSAL.

                        REVISED PROXY CARD



                     nSTOR TECHNOLOGIES, INC.
                        100 Century Blvd.
                    West Palm Beach, FL  33417


            THIS PROXY IS SOLICITED ON BEHALF OF THE
                   COMPANY'S BOARD OF DIRECTORS


The undersigned holder of Common Stock of nStor Technologies, Inc., a Delaware corporation (the "Company"), hereby appoints Mark F. Levy and Orilla F. Floyd and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders of the Company, to be held at 10:00 a.m., local time, on Monday, June 8, 1998, at Embassy Suites, 225 East Altamonte Drive, Altamonte Springs, Florida 32701, and at any adjournment(s) or postponement(s) thereof.


(1) Election of directors: Michael L. Wise, Bernard R. Green, H. Irwin Levy, Mark F. Levy, Richard Reiss, Jr., R. Daniel Smith, and Joseph
     D. Weingard.

     [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any).
           ______________________________________________________

     [ ]   VOTE WITHHELD for all nominees.


     Cumulative votes for one or more nominees as follows:

               Michael L. Wise          __________
               Bernard R. Green         __________
               H. Irwin Levy            __________
               Mark F. Levy             __________
               Richard Reiss, Jr.       __________
               R. Daniel Smith          __________
               Joseph D. Weingard       __________



          The Board of Directors unanimously recommends a vote For the election of all the nominees for election as directors.

(2) To amend the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 24,000,000 to 40,000,000.

          [ ]  FOR       [ ]   AGAINST       [ ]   ABSTAIN


          The Board of Directors unanimously recommends a vote For this proposal.



(3) To ratify the April 1998 approval by the Board of Directors of the sale of 3,500 shares of the Company's Series B Preferred Stock and the related issuance of warrants to acquire 280,000 shares of Common Stock;


          [ ]  FOR       [ ]   AGAINST       [ ]   ABSTAIN


          The Board of Directors unanimously recommends a vote For this proposal.




(4) To ratify the reappointment of BDO Seidman, LLP, certified public accountants, as the Company's independent auditors for fiscal 1998.

          [ ]  FOR       [ ]   AGAINST       [ ]   ABSTAIN


          The Board of Directors unanimously recommends a vote For this proposal.


(5) Upon such other matters as may properly come before the Annual Meeting and any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED CUMULATIVELY "FOR" THE ELECTION OF ALL NOMINEES LISTED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL ALSO BE VOTED IN FAVOR OF AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 24,000,000 TO 40,000,000, IN FAVOR OF RESERVING FOR ISSUANCE SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE COMPANY'S SERIES B PREFERRED STOCK AND THE WARRANTS THERETO, AND IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP.

PURSUANT TO THE RESTATED CERTIFICATE OF INCORPORATION, THE ELECTION OF DIRECTORS IS BY CUMULATIVE VOTING. EACH HOLDER OF COMMON STOCK SHALL BE ENTITLED TO AS MANY VOTES AS SHALL EQUAL THE NUMBER OF VOTES WHICH HE/SHE WOULD BE ENTITLED TO CAST FOR THE ELECTION OF DIRECTORS WITH RESPECT TO HIS/HER SHARES OF COMMON STOCK MULTIPLIED BY THE NUMBER OF DIRECTORS TO BE ELECTED (7), AND HE/SHE MAY CAST ALL OF SUCH VOTES FOR A SINGLE DIRECTOR OR MAY DISTRIBUTE THEM AMONG THE NUMBER OF DIRECTORS TO BE VOTED FOR AS HE/SHE MAY SEE FIT. PLEASE INDICATE YOUR VOTE FOR EACH DIRECTOR BY INSERTING THE APPROPRIATE NUMBER OF VOTES IN THE SPACE NEXT TO EACH DIRECTOR'S NAME. BY GIVING YOUR PROXY, YOU ARE AUTHORIZING THE HOLDERS THEREOF TO VOTE YOUR SHARES FOR THE NOMINEES AS THEY DETERMINE IS APPROPRIATE. THE SEVEN NOMINEES RECEIVING THE HIGHEST NUMBER OF VOTES WILL BE ELECTED.


The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the
Company's Annual Report on Form 10-K for the year ended
December 31, 1997.

                    Dated_________________________, 1998

                    ____________________________________
                               (Signature)

                    ____________________________________
                        (Signature if held jointly)






IMPORTANT:   Please sign exactly as your name appears hereon
and mail it promptly even though you now plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


          PLEASE MARK, SIGN AND DATE THIS PROXY CARD
       AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.
     NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.